EXHIBIT 99.2

UNAUDITED PRO FORMA COMBINED FINANCIAL INFORMATION

On May 31, 2016 we acquired machinery & equipment, electronics manufacturing business and logistics business from a German company, Periscope, GmbH (“Periscope”) and placed them in three newly formed entities: ROB Cemtrex Assets UG, ROB Cemtrex Automotive GmbH and ROB Cemtrex Logistics respectively. Periscope’s electronic manufacturing business deals primarily with the major German automotive manufacturers, including Tier 1 suppliers in the industry, as well as for industries like telecommunications, industrial goods, luxury consumer products, display technology, and other industrial OEMs. Periscope had more than 35 years of industrial operating experience.

The Unaudited Pro Forma Financial Information, prepared by Cemtrex, Inc., gives effect to the Acquisition using the acquisition method of accounting, after giving effect to the pro forma adjustments discussed in the accompanying notes.  This financial information has been prepared from, and should be read in conjunction with, the historical consolidated financial statements and notes thereto of Cemtrex and Periscope included elsewhere in this report.

The financial periods required to be presented in this Form 8K/A are based on our fiscal periods.  Cemtrex and Periscope have different fiscal year ends.  For the purpose of presenting these pro forma financial statements, we used the financial statements for our fiscal years ended September 30, 2015 and 2014, as filed with the Securities and Exchange Commission (“SEC”) in our Annual Report on Form 10-K.  To meet the SEC’s pro forma requirements of combining operating results for Periscope for the annual periods that ended within 93 days of the end of our latest annual fiscal period as filed with the SEC, we combined Periscope’s twelve-month periods ended December 31, 2015 and the period from April 1, 2014 (Periscope was reorganized from a prior entity on this date) through December 31, 2014.

The Pro Forma Combined Balance Sheet gives effect to the Acquisition as if it had occurred on September 30, 2015, combining the historical balance sheet of Cemtrex as of that date with the balance sheet of Periscope as of May 30, 2016.  The Pro Forma Statements of Operations for the Periscope’s period ended December 31, 2015 and the period from April 1, 2014 through December 31, 2014 gives effect to the Acquisition as if it had occurred at the beginning of each respective period.

The Pro Forma Combined Financial Information is unaudited, and is not necessarily indicative of the consolidated results that actually would have occurred if the acquisition had been consummated at the beginning of the periods presented, nor does it purport to present the future financial position and results of operations for future periods.

PRO-FORMA COMBINED STATEMENT OF OPERATIONS

FOR THE TWELVE MONTHS ENDED SEPTEMBER 30, 2014

	Cemtrex Inc.	Periscope GmbH	Consolidation Adjustments		Combined Proforma
Revenues
Total revenues	$47,653,114	$78,332,566			$125,985,680

Cost of revenues
Total cost of revenues	32,057,846	55,990,481			88,048,327
Gross profit	15,595,268	22,342,085			37,937,353

Operating expenses
Selling, general and administrative	12,582,072	32,226,667			44,808,739
Total operating expenses	12,582,072	32,226,667			44,808,739
Operating income/(loss)	3,013,196	(9,884,582)			(6,871,386)

Other income (expenses)
Interest and financing costs	(436,864)	(346,266)			(783,130)
Interest and other income, net	153,516	13,326			166,842
Total other income, net	(283,348)	(332,940)			(616,288)

Extraordinary income	-	43,410,913	(43,410,913)	(4)	-
Extraordinary expenses	-	(66,496,778)	66,496,778	(4)	-
Total extraordinary expense, net	-	(23,085,865)			-

Income/(loss) before income taxes	2,729,848	(10,217,522)			(7,487,674)
Income tax benefit/(expense), net	60,962	-			60,962
Net income/(loss) applicable to common stockholders	$2,668,886	$(10,217,522)			$(7,426,712)

Income/(loss) per common share
- basic	$0.39				$(1.10)
-diluted	$0.39				$(1.10)

Weighted average common shares outstanding
- basic	6,776,587				6,776,587
-diluted	6,776,587				6,776,587

PRO-FORMA COMBINED STATEMENT OF OPERATIONS

FOR THE TWELVE MONTHS ENDED SEPTEMBER 30, 2015

	Cemtrex Inc.	Periscope GmbH	Consolidation Adjustments		Combined Proforma
Revenues
Total revenues	$56,887,389	$88,752,850			$145,640,239

Cost of revenues
Total cost of revenues	40,564,819	60,857,324			101,422,143
Gross profit	16,322,570	27,895,526			44,218,096

Operating expenses
Selling, general and administrative	13,821,546	35,299,027			49,120,573
Total operating expenses	13,821,546	35,299,027			49,120,573
Operating income/(loss)	2,501,024	(7,403,501)			(4,902,477)

Other income (expenses)
Interest and financing costs	(496,281)	(900,436)			(1,396,717)
Interest and other income, net	834,290	-			834,290
Total other income, net	338,009	(900,436)			(562,427)

Extraordinary income	-	-			-
Extraordinary expenses	-	(30,054,253)	30,054,253	(3)	-
Total extraordinary expense, net	-	(30,054,253)			-

Income/(loss) before income taxes	2,839,033	(38,358,190)			(5,464,904)
Income tax benefit/(expense), net	917	-			917
Net income/(loss) applicable to common stockholders	$2,838,116	$(38,358,190)			$(5,463,987)

Income/(loss) per common share
- basic	$0.41				$(0.80)
-diluted	$0.40				$(0.77)

Weighted average common shares outstanding
- basic	6,843,666				6,843,666
-diluted	7,058,562				7,058,562

PRO-FORMA COMBINED BALANCE SHEET

September 30, 2015

ASSETS	Cemtrex Inc.	Periscope GmbH	Acquisition Adjustments		Combined Proforma
Current Assets
Cash & equivalents	$1,486,737	$-	(4,902,670)	(1)	$(3,415,933)
Short-term investments	-		-		-
Accounts receivable, net	4,771,044	-	-		4,771,044
Costs & estimated earrings in excess of billings on uncompleted contracts	-	-	-		-
Inventory -net of allowance for inventory obsolescence	6,369,516	3,085,422	4,915,452	(1),(2)	14,370,390
Deferred costs	-	-	-		-
Prepaid expenses & other current assets	893,792	3,373,063	-		4,266,855
Total Current Assets	13,521,089	6,458,485	12,782		19,992,356

Property & equipment, net	8,142,523	1,147,881	3,337,567	(1),(2)	12,627,971
Goodwill	845,000	-	-		845,000
Other	35,630	-	-		35,630
Total Assets	$22,544,242	$7,606,366	$3,350,349		$33,500,957

LIABILITIES AND STOCKHOLDERS EQUITY
Current Liabilities
Accounts payable	$4,386,578	$1,626,851	-		$6,013,429
Accrued expenses	309,130	3,433,300	520,934	(1),(2)	4,263,364
Accrued income taxes	73,746	-	-		73,746
Billings in excess of costs and estimated earnings	-	-	-		-
Short-term note payable to bank	2,129,711	-	-		2,129,711
Convertible note payable	1,274,000	-	-		1,274,000
Current portion of long-term liabilities	654,020	-	-		654,020
Notes payable - short-term	-	-	717,936	(1)	717,936
Other liabilities	-	-	-		-
Total Current Liabilities	8,827,185	5,060,151	1,238,870		15,126,206

Long term- Liabilities
Loan payable to bank	2,383,815	-	-		2,383,815
Mortgage payable	4,088,618	-	-		4,088,618
Loan payable to related party	119,055	-	3,298,600	(1)	3,417,655
Notes payable to former shareholder	-	-	-		-
Long-term accrued expenses	-	1,359,094	-		1,359,094
Total Liabilities	15,418,673	6,419,245	4,537,470		26,375,388

Commitments & Contingencies

Stockholders' Equity
Preferred stock, par value $0.001, 10,000,000 shares
authorized, 1,000,000 shares issued and outstanding	1,000	-	-		1,000
Common stock, par value $0.001, 20,000,000 shares
authorized, 7,158,087 shares issued and outstanding
pre-acquisition and post-acquisition	7,158	57,325	(57,325)	(1)	7,158
Additional paid-in capital	1,020,444	1,129,796	(1,129,796)	(1)	1,020,444
Retained Earnings	6,430,855	-	-		6,430,855
Accumulated other comprehensive income	(333,888)	-	-		(333,888)
Treasury stock	-	-	-		-
Total Stockholders' Equity	7,125,569	1,187,121	(1,187,121)		7,125,569

Total Liabilities & Stockholders' Equity	$22,544,242	$7,606,366	$3,350,349		$33,500,957

NOTES TO PRO-FORMA COMBINED FINANCIAL STATEMENTS (unaudited)

The pro-forma adjustments are preliminary and are based on our estimate of the fair value and useful lives of the assets acquired and have been prepared to illustrate the estimated effect of the acquisition.

In accordance with Accounting Standards Codification ("ASC") 805, Business Combinations ("ASC 805"), the total purchase consideration is allocated to the net tangible and identifiable intangible assets acquired and liabilities assumed based on their estimated fair values as of May 31, 2016 (the acquisition date). The purchase price was allocated based on the information currently available, and may be adjusted after obtaining more information regarding, among other things, asset valuations, liabilities assumed, and revisions of preliminary estimates.

The following notes explain the adjustments made:

1.	To reflect the acquisition of Periscope and the allocation of the purchase price on the basis of the fair values of the assets acquired and the liabilities assumed, the components of the purchase price and allocation to the assets and liabilities are as follows:

Cash	4,902,670
Loan from related party	3,298,600
Note payable	717,936
Total Purchase Price	$8,919,206

Prepaid expenses	3,373,063
Inventory, net	8,000,874
Property, plant, and equipment, net	4,485,448
Total Liabilities	(6,940,179)
Net assets acquired	8,919,206

2.	Prior to completion of the purchase, the Company had the fixed assets and inventory of Periscope evaluated by an independent third party and adjusted the value of those fixed assets to fair market value at the time of purchase. Additionally the Company adjusted accrued expenses to account for additional warranty liability.

3.	During the year ended December 31, 2015 Periscope recorded write-downs of many of its assets in relation to going concern issues. The Company has adjusted these write downs out for the purpose of these proforma financial statements.

4.	During the year ended December 31, 2014 Periscope recorded extraordinary gains and losses regarding the formation of their company and dissolution of the prior enterprise. The Company has adjusted these extraordinary gains and losses out for the purpose of these proforma financial statements.